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                                                                                          Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2002

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION
---------------                                                                  ----------------
ADute Pty Ltd                                                                    Australia
Avalon Financial Services, Ltd                                                   Cayman Islands
Baroid Corporation                                                               United Kingdom
Baroid de Venezuela, S.A.                                                        Venezuela
Baroid GmbH                                                                      Germany
Baroid International Inc.                                                        United States
Baroid International Trading, LLC                                                United States
Baroid Limited                                                                   United Kingdom
Baroid Nigeria, Inc.                                                             United States
Baroid of Nigeria Limited                                                        Nigeria
Baroid Pigmina Industrial e Comercial Ltda.                                      Brazil
BITC (US) LLC                                                                    United States
BITC Holdings (US) LLC                                                           United States
Bredero Price Holding B.V.                                                       Netherlands
Breswater Marine Contracting B.V.                                                Netherlands
Brown & Root Cayman Holdings, Inc.                                               Cayman Islands
Brown & Root Construction Pty Ltd                                                Australia
Brown & Root Projects Pty Ltd                                                    Australia
Brown & Root-Condor Spa                                                          Algeria
Beheersmaatschappij van Aandelen in Textielverwerkende Ondernemingen "Betex"
B.V."                                                                            Netherlands
Cebar Sdn. Bhd.                                                                  Brunei Darussalam
Consorcio Contrina SNC                                                           France
Corporacion Mexicana de Mantenimiento Integral S. de R.L. de C. V.               Mexico
DB Stratabit GmbH                                                                Germany
Devonport Engineering Services Limited                                           United Kingdom
Devonport Management Limited                                                     United Kingdom
Devonport Royal Dockyard Limited                                                 United Kingdom
Devonport Royal Dockyard Pension Trustees Limited                                United Kingdom
DII Industries, LLC                                                              United States
Dorhold Limited                                                                  United Kingdom
Dresser B.V.                                                                     Netherlands
Dresser Europe LLC                                                               Egypt
Dresser Kellogg Energy Services Inc.                                             United States
Dresser Kellogg Energy Services (Nigeria) Ltd.                                   Nigeria
Dresser Oilfield Services B.V.                                                   Netherlands
Dresser Kellogg South Africa Limited                                             South Africa
G&H Management LLC                                                               United States
Georgetown Finance Ltd                                                           Caymans Islands
Granherne & Co LLC                                                               Oman

                                      21-1

                                                                                          Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2002
                                                 (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION
---------------                                                                  ----------------

Granherne International (Holdings) Ltd                                           United Kingdom
Granherne Limited                                                                United Kingdom
Grove - TK Limited                                                               United Kingdom
GVA Consultants Aktiebolag                                                       Sweden
Halliburton Affiliates, LLC                                                      United States
Halliburton Anstalt                                                              Lichtenstein
Halliburton Argentina S.A.                                                       Argentina
Halliburton Arkhangelsk, Ltd.                                                    Russia
Halliburton AS                                                                   Norway
Halliburton Australia Pty. Ltd.                                                  Australia
Halliburton B.V.                                                                 Netherlands
Halliburton C.I.C.S. Inc.                                                        Cayman Islands
Halliburton Canada Holdings, Inc.                                                United States
Halliburton Company Germany G.m.b.H.                                             Germany
Halliburton Consolidated Pty Ltd                                                 Australia
Halliburton de Mexico, S. de R.L. de C.V.                                        Mexico
Halliburton del Peru S.A.                                                        Peru
Halliburton Denmark A/S                                                          Denmark
Halliburton Energy Development Ltd.                                              Cayman Islands
Halliburton Energy Services (Malaysia) Sdn. Bhd.                                 Malaysia
Halliburton Energy Services Nigeria Limited                                      Nigeria
Halliburton Energy Services, Inc.                                                United States
Halliburton EPC-22 Holdings, S. de R.L. de C.V.                                  Mexico
Halliburton Equipment Company S.A.E.                                             Egypt
Halliburton Far East Pte Ltd                                                     Singapore
Halliburton Global, Ltd.                                                         Cayman Islands
Halliburton Group Canada (Partnership)                                           Canada
Halliburton Group Canada Inc.                                                    Canada
Halliburton Holding B.V.                                                         Netherlands
Halliburton Holding Germany GmbH                                                 Germany
Halliburton Holdings (No. 2) Limited                                             United Kingdom
Halliburton Holdings (No. 3) Limited                                             United Kingdom
Halliburton Holdings 2002 B.V.                                                   Netherlands
Halliburton I Cayman, Ltd.                                                       Cayman Islands
Halliburton II Cayman, Ltd.                                                      Cayman Islands
Halliburton Industries AG                                                        Liechtenstein
Halliburton Interim, Inc.                                                        United States
Halliburton International, Inc.                                                  United States
Halliburton Italiana S.p.A.                                                      Italy
Halliburton Latin America S.A.                                                   Panama

                                      21-2

                                                                                          Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2002
                                                 (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION
---------------                                                                  ----------------

Halliburton Limited                                                              United Kingdom
Halliburton Manufacturing and Services Limited                                   United Kingdom
Halliburton Netherlands Operations B.V.                                          Netherlands
Halliburton New Zealand Limited                                                  New Zealand
Halliburton Offshore Services, Inc                                               Cayman Islands
Halliburton Operations Nigeria Limited                                           Nigeria
Halliburton Overseas Limited                                                     Cayman Islands
Halliburton Partners Canada, Inc.                                                Canada
Halliburton Products & Services Limited                                          Cayman Islands
Halliburton Produtos Ltda.                                                       Brazil
Halliburton Proprietary Ltd.                                                     South Africa
Halliburton S.A.S.                                                               France
Halliburton Servicos Ltda.                                                       Brazil
Halliburton Trinidad Limited                                                     Trinidad and Tobago
Halliburton West Africa Ltd.                                                     Cayman Islands
Halliburton Worldwide Limited                                                    Cayman Islands
HBR Energy, Inc.                                                                 United States
HBR NL Holdings, LLC                                                             United States
HED (Indonesia), Inc.                                                            United States
HES Corporation                                                                  United States
HES Holding, Inc.                                                                United States
HES Mexico Holdings, LLC                                                         United States
HES Oilfield Operations (Nigeria), Inc.                                          United States
Hobbymarkt Capelle B. V.                                                         Netherlands
Hobbymarkt Capelle de Mexico, S.A. de C.V.                                       Mexico
IPEM Developments Limited                                                        United Kingdom
KBR Australia Pty Ltd                                                            Australia
KBR Caledonia Limited                                                            United Kingdom
KBR Group Holdings, LLC                                                          United States
KBR Holdings Pty Ltd                                                             Australia
KBR Overseas, Inc.                                                               United States
KBR Production Services Pty Ltd                                                  Australia
KBR Water Services Pty Ltd                                                       Australia
Kellogg Brown & Root Bangladesh Limited                                          Bangladesh
Kellogg Brown & Root (Canada) Company                                            Canada
Kellogg Brown & Root Consultancy (Malaysia) Sdn Bhd                              Malaysia
Kellogg Brown & Root DH Limited                                                  United Kingdom
Kellogg Brown & Root Energy Services Limited                                     United Kingdom
Kellogg Brown & Root Far East Pte Ltd                                            Singapore
Kellogg Brown & Root Holdings (U.K.) Limited                                     United Kingdom

                                      21-3

                                                                                          Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2002
                                                 (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION
---------------                                                                  ----------------

Kellogg Brown & Root Holdings Limited                                            United Kingdom
Kellogg Brown & Root International, Inc. (A Delaware Corporation)                United States
Kellogg Brown & Root International, Inc. (A Panamanian Corporation)              Panama
Kellogg Brown & Root Limited                                                     United Kingdom
Kellogg Brown & Root Projects Limited                                            United Kingdom
Kellogg Brown & Root Pty Ltd                                                     Australia
Kellogg Brown & Root Services, Inc.                                              United States
Kellogg Brown & Root, Inc.                                                       United States
Kellogg (Malaysia) Sdn. Bhd.                                                     Malaysia
Kellogg Overseas Corporation                                                     United States
Kinhill Holdings Pty Ltd                                                         Australia
Landmark America Latina, S.A. (DE)                                               United States
Landmark EAME Limited                                                            United Kingdom
Landmark Graphics Europe/Africa, LLC                                             United States
Landmark Graphics AS                                                             Norway
Landmark Graphics Corporation                                                    United States
Landmark Graphics (Nigeria) Limited                                              Nigeria
Landmark Graphics Venezuela CA                                                   Venezuela
LMK Resources Pakistan (Pvt.) Ltd.                                               Pakistan
M. W. Kellogg Constructors Inc.                                                  United States
M. W. Kellogg Limited                                                            United Kingdom
Magic Earth, Inc.                                                                United States
Mashhor Well Services Sdn Bhd                                                    Brunei Darussalam
Masoneilan International, LLC                                                    United States
Monoflo Inc.                                                                     United States
Mono Pumps (Australia) Ltd.                                                      Australia
Mono Pumps Limited                                                               United Kingdom
Oilfield Innovations, C.V.                                                       Netherlands
Oilfield Services Receivable Corporation                                         United States
P.T. Brown & Root Indonesia                                                      Indonesia
PetroData AS                                                                     Norway
Petroleum Engineering Services Norge AS                                          Norway
PT Baroid Indonesia                                                              Indonesia
PT Halliburton Drilling Systems Indonesia                                        Indonesia
PT Halliburton Indonesia                                                         Indonesia
PT Halliburton Logging Services Indonesia                                        Indonesia
Rockwater Holdings Limited                                                       United Kingdom
Rockwater Limited                                                                United Kingdom
Saudi Halliburton Logging LLC                                                    Saudi Arabia

                                      21-4

                                                                                          Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2002
                                                 (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION
---------------                                                                  ----------------

Seaforth Maritime Limited                                                        United Kingdom
Security DBS N.V.                                                                Belgium
Servicios Halliburton De Venezuela, S.A.                                         Venezuela
Servicios Profesionales Petroleros, S. de R.L. de C.V.                           Mexico
Sperry Sun Saudi Company Limited                                                 Saudi Arabia
Studebaker Worthington (U.K.) Limited                                            United Kingdom
SubSahara Serivces Inc                                                           United States
Sub Sea Offshore (Holdings) Limited                                              United Kingdom
Wellstream, Inc.                                                                 United States
Wellstream Limited                                                               United Kingdom
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